UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Avenue Pawtucket, Rhode Island	02861
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2022, Hasbro, Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”). As of the record date of April 12, 2022, there were 139,442,133 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. Of the record date shares, 118,432,280 shares of common stock, or 84.93%, were represented at the Annual Meeting. Set forth below are (i) the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 25, 2022 (the “Proxy”), and (ii) the final certified results of the voting reported by First Coast Results, Inc., the independent Inspector of Election for the Annual Meeting (the “Inspector of Election”).

Proposal 1 – Election of Directors

Shareholders elected the Company’s thirteen (13) nominees, and did not elect the nominee of Alta Fox Opportunities Fund, LP (“Alta Fox”), to serve as directors on the Company’s Board of Directors until the 2023 annual meeting of shareholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.  The voting results for this proposal were as follows:

Company Nominees	For	Withheld	Broker Non-Votes
Kenneth A. Bronfin	113,723,713	4,653,629	0
Michael R. Burns	117,756,627	620,715	0
Hope F. Cochran	116,950,599	1,426,742	0
Christian P. Cocks	117,586,424	790,917	0
Lisa Gersh	111,857,529	6,519,812	0
Elizabeth Hamren	117,758,217	619,125	0
Blake Jorgensen	117,422,130	955,211	0
Tracy A. Leinbach	115,436,399	2,940,943	0
Edward M. Philip	75,650,199	28,850,094	0
Laurel J. Richie	117,730,980	646,361	0
Richard S. Stoddart	113,942,792	4,434,549	0
Mary Beth West	117,738,626	638,716	0
Linda Zecher Higgins	116,930,435	1,446,906	0

Alta Fox Nominee
Marcelo Fischer	13,747,739	129,309	0

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections in the Proxy.  The voting results for this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
104,267,944	13,191,529	972,807	0

Proposal 3 – Ratification of the Selection of Independent Registered Public Accounting Firm

Shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2022.  The voting results for this proposal were as follows:

For	Against	Abstained
107,644,968	6,845,097	3,942,215

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
		Name:	Deborah Thomas
		Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: June 13, 2022